Exhibit 4



                          AMENDMENT TO RIGHTS AGREEMENT
                          _____________________________

                  AMENDMENT, dated as of June 14, 1996, to the Rights

         Agreement, dated as of July 7, 1995 (the "Rights Agreement"),

         between Center Financial Corporation, a Connecticut corpora-

         tion (the "Company"), and Mellon Bank, National Association,

         a national banking association, as Rights Agent (the "Rights

         Agent").


                  WHEREAS, the Company and the Rights Agent have here-

         tofore executed and entered into the Rights Agreement; and


                  WHEREAS, pursuant to Section 26 of the Rights Agree-

         ment, the Company may from time to time supplement or amend the Rights Agreement in accordance with the provisions of

         Section 26 thereof; and


                  WHEREAS, it is proposed that the Company enter into

         an Agreement and Plan of Mergers (as it may be amended or

         supplemented from time to time, the "Merger Agreement"), sub-

         stantially in the form set forth in Exhibit A to this Amend-

         ment, by and among the Company, Centerbank, First Union

         Corporation and First Union Bank of Connecticut, as the same may be amended from time to time (all capitalized terms used in this Amendment and not otherwise defined herein shall have the meaning ascribed thereto in the Merger Agreement); and


                   WHEREAS, it is proposed that immediately after the

         execution of the Merger Agreement the Company enter into the





         Stock Option Agreement attached as an exhibit to the Merger

         Agreement (the "Stock Option Agreement"); and


                  WHEREAS, the Board of Directors has determined that

         the Corporate Merger and the other transactions contemplated by the Merger Agreement are fair to and in the best interests of the Company and its stockholders; and


                  WHEREAS, the Board of Directors has determined that

         it is in the best interest of the Company and its stockhold-

         ers to amend the Rights Agreement to exempt the Merger Agree-

         ment and the Stock Option Agreement and the transactions con-

         templated thereby from the application of the Rights Agree-

         ment.


                  NOW, THEREFORE, the Company hereby amends the Rights

         Agreement as follows:


                  1.   Section 1(a) of the Rights Agreement is hereby

         modified and amended by adding the following sentence at the end thereof:

                  "Neither First Union Corporation, a North Carolina corporation ("First Union") First Union Bank of Connecticut, a Connecticut corporation ("FUNB-CT") nor any other Person, shall be deemed to be an Acquiring Person by virtue of the Agreement and Plan of Mergers (as it may be amended or supplemented from time to time, the "Merger Agreement") Agreement, each to be entered into as of June 14, 1996, among the Company, the Bank, First Union and FUNB-CT, or the related Stock Option Agreement to be entered into between the Company and First Union by virtue of any of the transactions contemplated thereby."




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                   2.   Section 3(a) of the Rights Agreement is hereby

         modified and amended to add the following to the parenthetical clause defining the term "Distribution Date":


                   "(provided, however, that no Distribution Date shall be deemed to have occurred as a result of First Union or FUNB-CT having taken any action required, permitted, or contemplated by the Merger Agreement or the Stock Option Agreement, within the time limits, if any, prescribed therein)"


                   3.   Section 7(a) of the Rights Agreement is hereby

         amended and restated in its entirety to read as follows:


                   "(a) Subject to Section 7(e) hereof, the registered holder of any Rights Certificate may exercise the Rights evidenced thereby (except as otherwise provided herein including, without limitation, the restrictions on exercisability set forth in Section 9(c), Section 11(a)
                   (iii) and Section 23(a) hereof) in whole or in part at any time after the Distribution Date upon surrender of the Rights Certificate, with the form of election to purchase and the certificate on the reverse side thereof duly executed, to the Rights Agent at the principal office or offices of the Rights Agent designated for such purpose, together with payment of the aggregate Purchase Price with respect to the total number of one one-thousandths of a share of Preferred Stock (or other securities, cash or other assets, as the case may be) as to which such surrendered Rights are then exercisable, at or prior to the earlier of (i) the Final Expiration Date, (ii) the time at which the Rights are redeemed as provided in Section 23 hereof or (iii) the Effective Time (as such term is defined in the Merger Agreement) (the earliest of (i), (ii) and (iii) being herein referred to as the "Expiration Date")."


                   4.   Section 11 of the Rights Agreement is hereby

         modified and amended to add the following at the end thereof:


                   (q) "Notwithstanding anything in this Rights Agreement to the contrary, (i) the consummation of either of the Mergers, (ii) the execution of the Merger Agreement and
                   (iii) the consummation of the other transactions contemplated in the Merger Agreement shall not be deemed








                   to be events of the type described this Section 1 and shall not cause the Rights to be adjusted or exercisable in accordance with Section 11."


                   5.   Section 13 of the Rights Agreement is hereby

         modified and amended to add the following at the end thereof:


                   "Notwithstanding anything in this Rights Agreement to the contrary, (i) the consummation of either of the Mergers, (ii) the execution of the Merger Agreement and
                   (iii) the consummation of the other transactions contemplated in the Merger Agreement shall not be deemed to be events of the type described in the first sentence of this Section 13 and shall not cause the Rights to be adjusted or exercisable in accordance with Section 13."


                   6.   Section 28 of the Rights Agreement is hereby modi-

         fied and amended to add the following sentence at the end thereof:


                  "Nothing in this Agreement shall be construed to give any holder of Rights or any other Person any legal or equitable rights, remedy or claim under this Agreement in connection with any transactions contemplated by the Merger Agreement or the Stock Option Agreement."


                   IN WITNESS WHEREOF, this Amendment has been duly exe-

         cuted by the Company and the Rights Agent as of the day and year first written above.

                                        Center Financial Corporation



                                        By:  /s/  Joseph Carlson
                                             -------------------
                                           Name:  Joseph Carlson
                                           Title: Vice President and Chief
                                                  Financial Officer














                                        Mellon Bank, N.A.



                                        By: /s/ Michael S. Fitzpatrick
                                           ___________________________

                                           Name:  Michael S. Fitzpatrick
                                           Title: Assistant Trust


                                        Mellon Bank, N.A.


                                        By:  /s/ Tracie L. Vicki
                                             -------------------

                                             Name:  Tracie L. Vicki
                                             Title:  Vice President











































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